Exhibit 10.1

                   SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT
                   ------------------------------------------

         This Seventh  Amendment to Forbearance  Agreement (the  "Amendment") is
                                                                  ---------
entered into as of this 31st day of July, 2009 by and among Ronson Corporation, a New Jersey corporation ("Parent"), Ronson Consumer Products Corporation, a New
                           ------
Jersey  corporation  ("RCPC"),  Ronson Aviation,  Inc., a New Jersey corporation
                       ----
("RAI") and Ronson Corporation of Canada Ltd., an Ontario  corporation  ("Ronson
  ---                                                                     ------
Canada")  (RCPC and RAI are  collectively  and  individually  referred to as the
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"Domestic  Borrower" or "Domestic  Borrowers";  the Domestic Borrower and Ronson
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Canada are  collectively  and  individually  referred  to as the  "Borrower"  or
                                                                   --------
"Borrowers",  and the  Borrowers,  together  with  Parent are  collectively  and
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individually  referred to as the  "Obligors")  and Wells  Fargo  Bank,  National
                                   --------
Association ("Lender"), acting through its Wells Fargo Business Credit operating
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division.

                                    RECITALS:

         Borrowers and Lender are parties to a certain Credit and Security Agreement dated as of May 30, 2008 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), relating to financing by
                                  -----------------
Lender to Borrowers.

         Certain Events of Default occurred under the Credit Agreement and, as a result thereof, Lender and Borrowers entered into that certain Forbearance Agreement dated as of March 29, 2009 (as amended modified, supplemented or restated from time to time, the "Forbearance Agreement"; capitalized terms used
                                 ---------------------
but not specifically defined herein shall have the meanings provided for such terms in the Forbearance Agreement), whereby Lender agreed to forbear from exercising certain of its rights and remedies available as a result of the Existing Events of Default.

         The Forbearance Agreement expires pursuant to its terms not later than July 31, 2009.

         Borrowers have requested that Lender amend the definition of Termination Event to extend the stated expiration date in the Forbearance Agreement from July 31, 2009 to November 30, 2009 in order to provide Borrowers with additional time to explore a Liquidity Transaction and to amend certain terms and conditions of the Credit Agreement.

          Lender has considered Borrowers' request and, in an effort to continue working with Borrowers, hereby agrees to amend the Forbearance Agreement and the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Amendment to Forbearance  Agreement.  As of the date hereof, Section
            -----------------------------------
2(b) of the Forbearance Agreement shall be amended and restated in its entirety to read as follows:

                  (b) For  purposes of this  Agreement,  a  "Termination  Event"
                                                             ------------------
         shall mean the earliest to occur of (i) November 30, 2009 and (ii) any one or more of the following:

                           (A) the  failure of the  Obligors  to comply with the
                terms, covenants, agreements and conditions of this Agreement;

                           (B) any  representation or warranty made herein shall
                be incorrect in any material respect;

                           (C) the  occurrence of any Event of Default under the
                Credit Agreement, other than (i) the Existing Events of Default or (ii) breach by Obligors of their obligation pursuant to
                Section 6.1(a) of the Credit Agreement to deliver audited year end annual financial statements for the fiscal year ending December 31, 2008 within 90 days of the end of such fiscal year;

                           (D) Obligors shall fail to employ a CRO (as defined below) throughout the term of this Agreement;

                           (E) in the Lender's  discretion,  it determines  that
                Parent is no longer actively pursuing a Liquidity Transaction;

                           (F) any Person, other than Lender, shall exercise its
                rights and remedies against the Obligors as a result of defaults or events of defaults arising under any agreement between Obligors and such Person due to cross-defaults arising from the Existing Events of Default;

                           (G) Each of RAI and RCPC fail to have executed  Asset
                Purchase Agreements for the sale of RAI and RCPC, respectively, the purchasers under such Asset Purchase Agreements have failed to satisfy any financing contingencies, and the Lender determines in its sole discretion the net proceeds of such sales are insufficient to provide for payment in full of all Indebtedness due and owing to Lender, on or before September 30, 2009.

         2.  Amendments  to  Credit  and  Security   Agreement.   The  following
             -------------------------------------------------
definitions set forth in Section 1.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                  "Accommodation Overadvance Limit" means up to $1,000,000 from the Accommodation Overadvance Funding Date through the occurrence of a Termination Event (as such term is defined in the Forbearance Agreement).

                  "Forbearance Agreement" shall mean that certain Forbearance Agreement executed by and among Obligors and Lender and dated as of March 30, 2009, as amended, modified, restated or supplemented from time to time.

                  "Maximum Line Amount" means $3,000,000, unless this amount is reduced pursuant to Section 2.12, in which event it means such lower amount.

         3. Forbearance Fee. In  consideration  for Lender's  agreement to enter
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into this Amendment, Obligors agree that the forbearance fee originally provided for in the Forbearance  Agreement  shall be increased to  Five-Hundred  Thousand
Dollars   ($500,000),   and  that  such  fee  has  been  fully  earned  and  was
non-refundable upon execution and delivery of the Forbearance Agreement, shall be included as part of the Indebtedness of Obligors to Lender under the Credit Agreement and shall be charged as a Revolving Advance under the Credit Agreement upon the earlier of (a) the occurrence of a Termination Event or (b) payment of the Indebtedness.

         4. Sums Secured;  Estoppel.  The Obligors acknowledge and reaffirm that
            -----------------------
their obligations to Lender as set forth in and evidenced by the Loan Documents are due and owing without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Obligors waive and release Lender from the same.

         5. No Other Changes.  Except as explicitly  amended by this  Amendment,
            ----------------
all of the terms and conditions of the Forbearance Agreement shall remain in full force and effect.

         6.  References.  All references in the  Forbearance  Agreement to "this
             ----------
Agreement" shall be deemed to refer to the Forbearance Agreement as amended hereby.

         7. No Waiver. The execution of this Amendment shall not be deemed to be
            ---------
a waiver of any Default or Event of Default under the Credit Agreement, a waiver of any Termination Event under the Forbearance Agreement or breach, default or event of default under any Loan Documents or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

         8. Waiver and Release of Claims and Defenses. The Obligors hereby waive
            -----------------------------------------
and release all claims and demands of any nature whatsoever that they now have or may have against Lender, whether arising under the Loan Documents or by any acts or omissions of Lender, or any of its directors, officers, employees, affiliates, attorneys or agents, or otherwise, and whether known or unknown, existing as of the date of the execution of this Amendment, and further waive and release any and all defenses of any nature whatsoever to the payment of the Obligations or the performance of their obligations under Loan Documents.

         9.  Reaffirmation  of Loan  Documents.  The Obligors hereby agree with,
             ---------------------------------
reaffirm and acknowledge their representations and warranties contained in the Loan Documents. Furthermore, the Obligors represent that their representations and warranties contained in the Loan Documents continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to Lender by the Obligors without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against Lender may exist, the Obligors waive and release Lender from same.

         10.  Ratification  and  Reaffirmation  of Loan Documents.  The Obligors
              ---------------------------------------------------
ratify and reaffirm all terms, covenants, conditions and agreements contained in the Loan Documents.

         11.  No  Preferential  Treatment.  No  Obligor  has  entered  into this
              ---------------------------
Amendment to provide any preferential treatment to Lender or any other creditor. No Obligor intends to file for protection or seek relief under the United States Bankruptcy Code or any similar federal or state law providing for the relief of debtors.

         12. Legal  Representation.  Each of the parties hereto acknowledge that
             ---------------------
they have been represented by independent legal counsel in connection with the execution of this Amendment, that they are fully aware of the terms and conditions contained herein, and that they have entered into and executed the within Amendment as a voluntary action and without coercion or duress of any kind.

         13. Partial  Invalidity;  No  Repudiation.  If any of the provisions of
             -------------------------------------
this Amendment shall contravene or be held invalid under the laws of any jurisdiction, this Amendment shall be construed as if not containing such provisions and the rights, remedies, warranties, representations, covenants, and provisions hereof shall be construed and enforced accordingly in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction, or any other provisions of this Amendment in any jurisdiction.

         14. Binding  Effect.  This Amendment is binding upon the parties hereto
             ---------------
and their respective heirs, administrators, executors, officers, directors, representatives and agents.

         15.  Governing Law. This Amendment shall be governed by the laws of the
              -------------
State of New York.

         16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVE THE RIGHT TO
             --------------------
A TRIAL BY JURY, AS TO ANY ACTION WHICH MAY ARISE AS A RESULT OF THE LOAN DOCUMENTS, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH.

         17. Counterparts.  This Amendment and/or any documentation contemplated
             ------------
or required in connection herewith may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, do hereby execute this Amendment the date and year first above written.

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RONSON CORPORATION


By:  /s/Joel Getzler
     --------------------------------------
Print Name: Joel Getzler
Print Title: Chief Restructuring Officer

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RONSON CONSUMER PRODUCTS CORPORATION


By:  /s/Joel Getzler
     --------------------------------------
Print Name: Joel Getzler
Print Title: Chief Restructuring Officer

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RONSON AVIATION, INC.


By:  /s/Joel Getzler
     --------------------------------------
Print Name: Joel Getzler
Print Title: Chief Restructuring Officer
-------------------------------------------
RONSON CORPORATION OF CANADA LTD.


By:  /s/Joel Getzler
     --------------------------------------
Print Name: Joel Getzler
Print Title: Chief Restructuring Officer
-------------------------------------------

WELLS FARGO BANK, NATIONAL ASSOCIATION


By: /s/Peter Gannon
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         Peter Gannon, Vice President